FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                            AGREEMENT OF PARTNERSHIP
                       PW/GEODYNE NPI PARTNERSHIP P-2

       The Amended and  Restated  Agreement of  Partnership  of  PW/Geodyne  NPI
Partnership P-2 dated February 9, 1989 (the "Agreement") is hereby amended effective March 1, 1993, as follows:

       A. The first sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The NPI Partnership shall be conducted under the name Geodyne NPI Partnership P-2."

       B. All references in the Agreement to "PW/Geodyne NPI Partnership P-2" are hereby changed to "Geodyne NPI Partnership P-2".

       C. The third sentence of Section 2.1 is hereby deleted and replaced by the following provision:

       "The office and principal place of business of the NPI Partnership shall be c/o Geodyne Energy Company, Two West Second, Tulsa, Oklahoma 74103."

       D. The name of the "General Partner" and the "Limited Partnership" reflected in Article One has been changed from "PaineWebber/Geodyne Institutional/Pension Energy Income P-2 Limited Partnership" to "Geodyne Institutional/Pension Energy Income P-2 Limited Partnership." All references in the Agreement to the name of the "General Partner" and the "Limited Partnership" are hereby changed to reflect this name change. This change reflects a name change only and not a change of entity.

       In all other respects the Agreement is hereby ratified and affirmed.


 DATED:    February 26, 1993

                                          Managing Partner:

                                          Geodyne Energy Company

                                          /s/ Michael E. Luttrell
                                          -----------------------
                                          Michael E. Luttrell
                                          Executive Vice President



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                                          General Partner:

                                          Geodyne Institutional/Pension
                                          Energy Income P-2
                                          Limited Partnership

                                          By: Geodyne Properties, Inc.,
                                              General Partner


                                          By: /s/ Michael E. Luttrell
                                             ----------------------------
                                              Michael E. Luttrell,
                                              Executive Vice President


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